U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                       0 - 32093                      91-2022980
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 (State or other                  (Commission                      (I.R.S.
  jurisdiction                    File Number)               Identification No.)
of incorporation)

                  1601-B ALTON PARKWAY, UNIT B
                  IRVINE, CALIFORNIA                      92606
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            (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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      Exchange Act (17 CFR 240.14d-2(b))

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      Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 13, 2006, Ivan Obolensky resigned from our Board of Directors. At the time of his resignation, Mr. Obolensky was serving on our Board's Compensation and Finance committees. A copy of Mr. Obolensky's letter of resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.     Description

99.1            Letter of resignation of Ivan Obolensky, dated February 9, 2006.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.

February 21, 2006        By: /s/ Roger W.A. Spillmann
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(Date)                   Name:  Roger W.A. Spillmann,
                         CEO, President, COO, Secretary